CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President & Chief Executive Officer of SEI Institutional Investments Trust (the “Trust”), with respect to the Trust’s Report on Form N-CSR for the period ended May 31, 2026, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.        such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: August 4, 2026

/s/ Robert A. Nesher
Robert A. Nesher
President & Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Controller & Chief Financial Officer of SEI Institutional Investments Trust (the “Trust”), with respect to the Trust’s Report on Form N-CSR for the period ended May 31, 2026, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.        such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: August 4, 2026

/s/ Glenn Kurdziel
Glenn Kurdziel
Controller & Chief Financial Officer
(Principal Financial Officer)